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                                                                   EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of THQ Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Brian J. Farrell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                /s/ Brian J. Farrell
                                                -------------------------------
                                                Brian J. Farrell
                                                Chief Executive Officer
                                                November 14, 2002